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                                                                    EXHIBIT 23.5

                      CONSENT OF JOHN WILLIAM PODUSKA, SR.


The undersigned, John William Poduska, Sr., hereby consents to being named as a director nominee in the Registration Statement on Form SB-2 of Muse Technologies, Inc. (Registration No. 333-46152) dated November 14, 2000.



November 14, 2000                         /s/ John William Poduska, Sr.
                                          -------------------------------------
                                          John William Poduska, Sr.